                                                LOGO

Neuberger Berman
Equity Series-Registered
              Trademark-


GENESIS INSTITUTIONAL         SEMI-ANNUAL REPORT
                              FEBRUARY 29, 2000

TABLE OF CONTENTS


    THE FUND

    CHAIRMAN'S LETTER                              A-2

    PORTFOLIO COMMENTARY                           A-3

    FINANCIAL STATEMENTS                           B-1

    FINANCIAL HIGHLIGHTS                           B-7
      PER SHARE DATA

    THE PORTFOLIO

    SCHEDULE OF INVESTMENTS                        C-1
      TOP TEN EQUITY HOLDINGS

    FINANCIAL STATEMENTS                           C-6

    FINANCIAL HIGHLIGHTS                          C-13

    DIRECTORY                                      D-1

    OFFICERS AND TRUSTEES                          D-2

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund name in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-2000.

CHAIRMAN'S LETTER                                                 April 20, 2000

Dear Fellow Shareholder,
  This is my first opportunity to address shareholders as Chairman of Neuberger Berman Equity Funds. Let me begin by thanking you for your loyalty and appreciation of our firm's investment skills. The Neuberger Berman Funds are committed to excellence. We understand that in the highly competitive mutual fund industry, only those companies that serve shareholders well will prosper.
  As you review the performance of all our domestic equity funds during this reporting period, one thing stands out. The growth stock funds (Century, Millennium and Manhattan) have performed appreciably better than our value funds (Focus, Genesis, Guardian, Partners, Regency, and Socially Responsive). The reason is simple. Growth stocks have materially outperformed value stocks across the market capitalization spectrum during this reporting period. This does not mean they will continue to do so indefinitely. The relative performance of growth and value stocks has been cyclical. Throughout stock market history, they have taken turns in the lead. It is important to realize that over the long term, the performance of growth stocks and value stocks is almost identical. That said, you can be sure that we strive to achieve the best possible performance in our value funds as well as our growth funds, sticking to our investment disciplines. We believe prudent long-term investors should maintain portfolios with a sensible balance of funds in both categories.
  In reading the fund reports, you will also note that our growth and value fund managers have very different perspectives on today's market. This is to be expected from portfolio managers who are passionate advocates of their respective investment disciplines. Beauty is in the eye of the beholder, especially in the stock market.
  In closing, I look forward to serving you as Chairman of Neuberger Berman Equity Funds. I welcome comments from shareholders on issues concerning the funds. So, if you have something on your mind, please feel free to write me.

Sincerely,

[PETER SUNDMAN SIG]
Peter Sundman
Chairman of the Board
Neuberger Berman Equity Assets

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

  For the six-month period concluding February 29, 2000, Genesis Institutional gained 7.00% compared to the Russell 2000's 35.82% return over the same time period.*
  We are pleased the Portfolio posted respectable gains during a period that was particularly challenging for small-cap value investors. Performance comparisons to the Russell 2000 do not take into account the enormous discrepancy between small-cap growth stock and small-cap value stock performance during this reporting period. While the Genesis portfolio underperformed its official Russell 2000 benchmark, it more than doubled the 2.82% return for the Russell 2000 Value Index.
  During the last six months, technology was just about the only game in town in the small-cap stock market. As could be expected, our technology investments did quite well, more than doubling in value in first half fiscal 2000. However, as a result of our value parameters, the portfolio was significantly under-weighted in the technology sector. We like technology and recognize the enormous growth potential of high quality tech companies. However, unless and until the group corrects and we can find more reasonably priced technology stock opportunities, we will likely remain under-weighted versus the Russell 2000. We have been taking some profits in tech holdings that have moved out of legitimate value range and using the proceeds to build positions in more reasonably priced technology stocks. But, true tech stock bargains are becoming more scarce as stocks in the most promising sub-sectors of the industry continue to soar.
  Our energy investments, primarily small oil services companies, also contributed to returns during this reporting period. As the price of oil climbed, investors began anticipating increased drilling activity and bid up oil services companies. We are now seeing signs of a pickup in drilling and believe that better earnings going forward will continue to buoy our oil services investments.

----------------------------------------------------------------------
          Genesis Institutional (Cont'd)

  Our biggest performance disappointments fall into two categories: defense and aerospace, and banking. In the case of defense and aerospace holdings, Alliant Techsystems and Cordant Technologies, stock price declines were not due to poor operating results, but rather fallout from the earnings problems experienced by high profile industry leaders Raytheon, Lockheed Martin, and Boeing. We think Alliant and Cordant can continue to grow earnings at a decent clip, and that once the cloud over the industry passes, earn a much better appraisal from investors.
  Small bank stock holdings such as Peoples Heritage Financial and Webster Financial Corp. were knocked down by a headwind formed by rising interest rates and the flattening yield curve. We think current stock prices already discount what is perceived to be a hostile economic environment for banks. In addition, at currently depressed prices, the odds have increased that these stocks will attract suitors when consolidation in the banking industry resumes after its Y2K hiatus.
  It has been a rather strange small-cap stock market. In view of what's been going on in the technology and biotechnology groups, you could argue that the best way to make money was to buy stocks that had very high price/earnings ratios or no earnings at all. Obviously, value investors don't subscribe to this logic. We try to find good little companies trading at valuation discounts.
  We are finding a lot of such opportunities in beaten down "old economy" companies that will be prime beneficiaries of "new economy" technologies. If this sounds farfetched, we would remind you that during past periods of great technological innovation -- the railroads, the electric light, the assembly line, the telephone -- many users of new technologies were rewarded as much or more than the creators of the new technologies. We expect history to repeat itself in today's "new economy."
  Let us give you an example. Be advised, this should not be viewed as a recommendation, but rather an example of our investment discipline. AAR Corp. is a distributor of new and used aerospace parts. It serves all

----------------------------------------------------------------------
          Genesis Institutional (Cont'd)
the major airlines and should be able to continue to grow its basic business nicely as airlines outsource more of their replacement parts operations. AAR is not a technology resistant dinosaur. It already has sophisticated computer systems that help it procure parts on demand, trace the history of used parts (required by the FAA), manage inventories, and efficiently fulfill orders.
  AAR also has an exciting new business. It is a 50% joint venture partner with the major airlines in an aerospace parts procurement and distribution cooperative called SITA. SITA is going on-line. Costs should go down for everyone involved and profits should rise.
  While some of the original equipment manufacturers have teamed up to form on-line buying groups, none have the used parts expertise or sophisticated computer tracking ability of AAR. This should not be underestimated, as the size of the aerospace used parts market dwarfs that of the new parts market.
  You can buy this "old economy" company poised to exploit "new economy" technologies for just 11.5 times projected calendar 2000 earnings. At some time in the future, AAR's share of SITA could be spun off to shareholders. In view of the valuations currently being given to business-to-business (B2B) e-commerce networks, this seems likely to be a very big bonus.
  In closing, growth is still in and value is still out. What will change this? Perhaps the combination of investors realizing that severely depressed "old economy" stocks can survive and prosper in the "new economy", and recognition that valuations for many high flying "new economy" stocks defy economic gravity. We will continue to seek out quality small-cap companies trading at reasonable valuations relative to

----------------------------------------------------------------------
          Genesis Institutional (Cont'd)
above average growth prospects. Call us tortoises to the small-cap growth stock hares. We hope our shareholders will accompany us in the race for long-term investment profits.

Sincerely,

/s/ Judith Vale Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-7, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalizations are set forth in the prospectus.

 Past performance is no guarantee of future results.

GLOSSARY OF INDICES

S&P 500 INDEX:                      An unmanaged index generally considered
                                    to be representative of stock market
                                    activity.
RUSSELL 1000-REGISTERED TRADEMARK-  Measures the performance of the 1,000
INDEX:                              largest companies in the Russell
                                    3000-Registered Trademark- Index (which
                                    measures the performance of the 3,000
                                    largest U.S. companies based on total
                                    market capitalization). The Russell
                                    1000 Index represents approximately 92%
                                    of the total market capitalization of
                                    the Russell 3000 Index.
RUSSELL 1000-REGISTERED TRADEMARK-  Measures the performance of those
VALUE INDEX:                        Russell 1000 companies with lower
                                    price-to-book ratios and lower
                                    forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK-  An unmanaged index consisting of
INDEX:                              securities of the 2,000 issuers having
                                    the smallest capitalization in the
                                    Russell 3000-Registered Trademark-
                                    Index, representing approximately 8% of
                                    the Russell 3000 total market
                                    capitalization. The smallest company's
                                    market capitalization is roughly $178
                                    million.
RUSSELL 2000-REGISTERED TRADEMARK-  Measures the performance of those
GROWTH INDEX:                       Russell 2000-Registered Trademark-
                                    Index companies with higher
                                    price-to-book ratios and higher
                                    forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK-  Measures the performance of those
VALUE INDEX:                        Russell 2000-Registered Trademark-
                                    Index companies with lower
                                    price-to-book ratios and lower
                                    forecasted growth values.
RUSSELL 1000-REGISTERED TRADEMARK-  Measures the performance of the Russell
GROWTH INDEX:                       1000-Registered Trademark- companies
                                    with higher price-to-book ratios and
                                    higher forecasted growth values.
EAFE-REGISTERED TRADEMARK- INDEX:   Also known as the Morgan Stanley
                                    Capital International Europe,
                                    Australasia, Far East Index. An
                                    unmanaged index of over 1,000 foreign
                                    stock prices. The index is translated
                                    into U.S. dollars and includes
                                    reinvestment of all dividends and
                                    capital gain distributions.
THE RUSSELL MIDCAP-TRADEMARK-       An unmanaged index that measures the
GROWTH INDEX:                       performance of those Russell Midcap
                                    Index companies with higher
                                    price-to-book ratios and higher
                                    forecasted growth values.
RUSSELL MIDCAP VALUE INDEX:         An unmanaged index that measures the
                                    performance of those Russell Midcap-
                                    Trademark- Index companies with lower
                                    price-to-book ratios and lower
                                    forecasted growth values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                    February 29,
                                                        2000
(000'S OMITTED EXCEPT PER SHARE AMOUNT)              (UNAUDITED)
                                                    -------------
ASSETS
      Investment in Portfolio, at value (Note A)    $    206,304
                                                    -------------
LIABILITIES
      Payable for Trust shares redeemed                    2,804
      Accrued expenses                                        35
      Payable to administrator -- net (Note B)                15
                                                    -------------
                                                           2,854
                                                    -------------
NET ASSETS at value                                 $    203,450
                                                    -------------

NET ASSETS consist of:
      Par value                                     $          9
      Paid-in capital in excess of par value             199,211
      Accumulated undistributed net investment
        income                                               155
      Accumulated net realized gains on investment         5,030
      Net unrealized depreciation in value of
        investment                                          (955)
                                                    -------------
NET ASSETS at value                                 $    203,450
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                        9,443
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $21.54
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                       For the
                                                      Six Months
                                                        Ended
                                                     February 29,
                                                         2000
(000'S OMITTED)                                      (UNAUDITED)
                                                     ------------
INVESTMENT INCOME
    Investment income from Portfolio (Note A)         $    1,287
                                                     ------------
    Expenses:
      Administration fee (Note B)                            159
      Registration and filing fees                            80
      Shareholder reports                                     10
      Legal fees                                               6
      Custodian fees                                           5
      Auditing fees                                            2
      Trustees' fees and expenses                              1
      Miscellaneous                                            4
      Expenses from Portfolio (Notes A & B)                  804
                                                     ------------
        Total expenses                                     1,071
      Expenses reimbursed by administrator and
        reduced by custodian fee expense offset
        arrangement (Note B)                                (169)
                                                     ------------
        Total net expenses                                   902
                                                     ------------
        Net investment income                                385
                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  PORTFOLIO (NOTE A)
    Net realized gain on investment securities             5,985
    Change in net unrealized depreciation of
      investment securities                                7,752
                                                     ------------
        Net gain on investments from Portfolio
          (Note A)                                        13,737
                                                     ------------
        Net increase in net assets resulting from
          operations                                  $   14,122
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                           Period from
                                           Six Months     July 1, 1999
                                             Ended        (Commencement
                                          February 29,  of Operations) to
                                              2000         August 31,
(000'S OMITTED)                           (UNAUDITED)         1999
                                          -------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $       385      $       190
    Net realized gain on investments
      from Portfolio (Note A)                   5,985              454
    Change in net unrealized
      depreciation of investments from
      Portfolio (Note A)                        7,752           (8,707)
                                          -------------------------------
    Net increase (decrease) in net
      assets resulting from operations         14,122           (8,063)
                                          -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                        (420)              --
    Net realized gain on investments           (1,154)              --
                                          -------------------------------
    Total distributions to shareholders        (1,574)              --
                                          -------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  10,567          241,112
    Proceeds from reinvestment of
      dividends and distributions               1,574               --
    Payments for shares redeemed              (45,463)          (8,825)
                                          -------------------------------
    Net increase (decrease) from Trust
      share transactions                      (33,322)         232,287
                                          -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         (20,774)         224,224
NET ASSETS:
    Beginning of period                       224,224               --
                                          -------------------------------
    End of period                         $   203,450      $   224,224
                                          -------------------------------
    Accumulated undistributed net
      investment income at end of period  $       155      $       190
                                          -------------------------------
NUMBER OF TRUST SHARES:
    Sold                                          536           11,479
    Issued on reinvestment of dividends
      and distributions                            78               --
    Redeemed                                   (2,229)            (421)
                                          -------------------------------
    Net increase (decrease) in shares
      outstanding                              (1,615)          11,058
                                          -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Equity Series

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Genesis Institutional (the "Fund") is a separate operating series of Neuberger Berman Equity Series (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated September 22, 1998. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until July 1, 1999, other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act, and registration of its shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in the Neuberger Berman Genesis Portfolio of Equity Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (13.42% at February 29, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Portfolio at value. Investment securities held by the Portfolio are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) TAXES: The Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: The Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   The Fund retains Neuberger Berman Management Inc. ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.15% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Portfolio (see Note B of Notes to Financial Statements of the Portfolio).
   Management has contractually undertaken to reimburse the Fund through December 31, 2002, for its operating expenses plus its pro rata portion of the Portfolio's operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 0.85% per annum of the Fund's average daily net assets. For the six months ended February 29, 2000, such excess expenses amounted to $168,784.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

   The Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Fund.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Portfolio, was a reduction of $20.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 29, 2000, additions and reductions in the Fund's investment in the Portfolio amounted to $8,788,000 and $40,711,000, respectively.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Institutional(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Six Months
                                                Ended          Period from
                                             February 29,    July 1, 1999(2)
                                                 2000         to August 31,
                                             (UNAUDITED)          1999
                                             -------------------------------
Net Asset Value, Beginning of Period            $20.28            $21.01
                                             -------------------------------
Income From Investment Operations
    Net Investment Income                          .04               .02
    Net Gains or Losses on Securities
     (both realized and unrealized)               1.37              (.75)
                                             -------------------------------
      Total From Investment Operations            1.41              (.73)
                                             -------------------------------
Less Distributions
    Dividends (from net investment
     income)                                      (.04)               --
    Distributions (from net capital
     gains)                                       (.11)               --
                                             -------------------------------
      Total Distributions                         (.15)               --
                                             -------------------------------
Net Asset Value, End of Period                  $21.54            $20.28
                                             -------------------------------
Total Return(3)(4)                               +7.00%            -3.47%
                                             -------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                  $203.5            $224.2
                                             -------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)(6)                              .85%              .85%
                                             -------------------------------
    Ratio of Net Expenses to Average Net
     Assets(6)(7)                                  .85%              .85%
                                             -------------------------------
    Ratio of Net Investment Income to
     Average Net Assets(6)                         .36%              .48%
                                             -------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Genesis Institutional
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                  Six Months       Period from
                                                    Ended        July 1, 1999 to
                                                 February 29,      August 31,
                                                     2000             1999
--------------------------------------------------------------------------------
Net Expenses                                         1.01%            1.15%

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Dallas Semiconductor                            3.1%
 2.  Zebra Technologies                              2.7%
 3.  AptarGroup Inc.                                 2.6%
 4.  National-Oilwell                                2.2%
 5.  AAR Corp.                                       2.1%
 6.  Fair, Isaac & Co.                               2.0%
 7.  Newport News Shipbuilding                       2.0%
 8.  Methode Electronics Class A                     1.9%
 9.  Alliant Techsystems                             1.9%
10.  Black Box                                       1.9%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.6%)
AEROSPACE (4.1%)
       1,364,950       AAR Corp.                          $   32,418(2)
         787,200       Aviall Inc.                             6,445
         504,400       Cordant Technologies                   16,330
         248,750       Ducommun Inc.                           2,317
         329,700       Moog, Inc. Class A                      5,893
                                                          ----------
                                                              63,403
                                                          ----------
AUTOMOTIVE (0.9%)
         628,500       Donaldson Co.                          14,298
                                                          ----------
BANKING & FINANCIAL (5.6%)
         135,200       Bank United                             3,541
         498,100       Community First Bankshares              6,973
         667,600       Cullen/Frost Bankers                   14,353
         331,400       Highland Bancorp                        5,468(2)
         169,950       Hudson United Bancorp                   3,431
         303,000       OceanFirst Financial                    4,829
       1,118,300       Peoples Heritage Financial
                        Group                                 11,882


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         769,675       Sterling Bancshares                $    7,312
         300,350       Texas Regional Bancshares               7,340
       1,017,300       Webster Financial                      21,491
                                                          ----------
                                                              86,620
                                                          ----------
BUILDING, CONSTRUCTION & FURNISHING (1.1%)
         254,800       Lincoln Electric Holdings               4,968
         273,600       Simpson Manufacturing                  11,594
                                                          ----------
                                                              16,562
                                                          ----------
BUSINESS SERVICES (0.3%)
         789,400       SOS Staffing Services                   3,947(2)
                                                          ----------
CONSUMER CYCLICALS (0.3%)
         176,300       Valassis Communications                 4,881
                                                          ----------
CONSUMER PRODUCTS & SERVICES (4.8%)
         811,000       Alberto-Culver Class A                 16,017
         381,638       Block Drug                             12,546
       1,066,000       Church & Dwight                        18,189
         390,300       Matthews International                  9,440
       1,036,800       Ruddick Corp.                          13,932
         462,000       The First Years                         3,754
                                                          ----------
                                                              73,878
                                                          ----------
DEFENSE (4.9%)
         545,200       Alliant Techsystems                    29,509(2)
       1,102,100       Newport News Shipbuilding              31,203
         723,700       Primex Technologies                    15,198(2)
                                                          ----------
                                                              75,910
                                                          ----------
DIAGNOSTIC EQUIPMENT (0.4%)
         463,500       ADAC Laboratories                       5,765
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
ELECTRONICS (4.6%)
         467,600       Benchmark Electronics              $   14,788
       1,187,400       Dallas Semiconductor                   47,941
         180,000       SCI Systems                             7,245
                                                          ----------
                                                              69,974
                                                          ----------
ENERGY (1.9%)
         677,300       Cabot Oil & Gas                        10,710
         150,000       Cross Timbers Oil                       1,293
         808,290       Swift Energy                            9,548
         894,500       Unit Corp.                              7,771
                                                          ----------
                                                              29,322
                                                          ----------
FINANCIAL TECHNOLOGY (2.8%)
         640,100       Fair, Isaac & Co.                      31,245
         293,100       Investment Technology Group            11,358
                                                          ----------
                                                              42,603
                                                          ----------
HEALTH CARE (9.5%)
         413,000       Acuson Corp.                            5,524
         132,500       Datascope Corp.                         5,284
         669,300       DENTSPLY International                 17,151
       1,126,500       Haemonetics Corp.                      26,825
         925,600       Mentor Corp.                           25,685
         421,950       Patterson Dental                       15,203
         473,700       STAAR Surgical                          5,684
         835,000       Trigon Healthcare                      26,668
         458,600       Universal Health Services
                        Class B                               17,828
                                                          ----------
                                                             145,852
                                                          ----------
INDUSTRIAL & COMMERCIAL PRODUCTS (6.7%)
         557,800       Brady Corp.                            15,130
         325,300       Dionex Corp.                           10,267
         543,900       Hussmann International                  7,853
         643,500       IDEX Corp.                             15,927
       1,065,200       Kaydon Corp.                           24,500
         268,900       Roper Industries                        7,327


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
       1,826,400       Wallace Computer Services          $   19,063
         203,750       Woodhead Industries                     3,311
                                                          ----------
                                                             103,378
                                                          ----------
INSURANCE (4.6%)
         753,200       Annuity and Life Re                    17,041
          96,500       Brown & Brown                           3,185
         657,800       FBL Financial Group                    10,607
       1,446,700       Mutual Risk Management                 19,892
         891,500       Scottish Annuity & Life
                        Holdings                               7,076(2)
         848,700       W. R. Berkley                          13,632
                                                          ----------
                                                              71,433
                                                          ----------
LODGING (0.3%)
         499,500       Prime Hospitality                       4,246
                                                          ----------
MACHINERY & EQUIPMENT (0.8%)
         643,620       Gardner Denver Machinery               12,229
                                                          ----------
OFFICE EQUIPMENT (1.8%)
       1,019,500       United Stationers                      27,399
                                                          ----------
OIL SERVICES (11.1%)
         318,700       Cal Dive International                 11,473
         681,600       Friede Goldman Halter                   3,578
         983,800       Global Industries                      10,084
         992,100       IRI International                       4,837
         556,500       Nabors Industries                      19,964
       1,369,412       National-Oilwell                       33,208
         798,400       Oceaneering International              15,170
         781,600       Offshore Logistics                      7,767
         767,300       Pride International                    11,366
         460,400       Smith International                    28,861
         631,000       Tuboscope Inc.                         10,530
         451,200       UTI Energy                             14,467
                                                          ----------
                                                             171,305
                                                          ----------
PACKING & CONTAINERS (2.6%)
       1,646,600       AptarGroup Inc.                        39,415
                                                          ----------

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
PUBLISHING & BROADCASTING (1.3%)
         302,300       Houghton Mifflin                   $   12,035
         272,900       Meredith Corp.                          7,812
                                                          ----------
                                                              19,847
                                                          ----------
RESTAURANTS (1.1%)
         785,050       Brinker International                  17,075
                                                          ----------
RETAILING (3.8%)
         679,624       99 Cents Only Stores                   17,033
         353,300       Ann Taylor Stores                       6,735
         660,000       Claire's Stores                        11,509
         125,000       Payless ShoeSource                      4,937
         451,800       ShopKo Stores                           7,511
         282,800       Whole Foods Market                     10,738
                                                          ----------
                                                              58,463
                                                          ----------
TECHNOLOGY (15.9%)
         798,700       Analysts International                 10,583
         391,800       Black Box                              29,312
         488,600       CACI International                     13,895
         892,700       CIBER, Inc.                            20,755
         474,200       Davox Corp.                            18,138
         295,100       Jack Henry & Associates                20,620
         173,500       Keane, Inc.                             4,164
         106,200       Kronos Inc.                             6,744
         350,000       Mastech Corp.                          11,594
         141,000       META Group                              4,371
         513,900       Methode Electronics Class A            29,870
          71,000       SBS Technologies                        3,865
         410,100       Transaction Systems Architects         18,506
         185,300       Wind River Systems                     10,759
         623,300       Zebra Technologies                     41,488
                                                          ----------
                                                             244,664
                                                          ----------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
TRANSPORTATION (0.5%)
         228,400       Circle International Group         $    5,581
         213,600       Maritrans Inc.                          1,402
                                                          ----------
                                                               6,983
                                                          ----------
UTILITIES, ELECTRIC & GAS (2.9%)
          93,600       Atmos Energy                            1,603
         125,700       CH Energy Group                         3,590
         648,600       Montana Power                          25,539
          78,000       National Fuel Gas                       3,193
         252,900       NUI Corp.                               6,006
         140,100       Otter Tail Power                        5,184
                                                          ----------
                                                              45,115
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,269,841)                        1,454,567
                                                          ----------

      Principal
       Amount
---------------------
---------------------                                   ---------------
REPURCHASE AGREEMENTS (2.2%)
     $34,309,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $34,314,442, Collateralized
                        by $35,165,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $35,342,935)
                        (COST $34,309)                       34,309(3)
                                                         ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (6.0%)
     $20,000,000       Merrill Lynch & Co., Inc.,
                        5.73%, due 3/3/00                 $   19,994
      25,000,000       Wal-Mart Stores Inc., 5.75%,
                        due 3/7/00                            24,976
      47,518,102       N&B Securities Lending Quality
                        Fund, LLC                             47,518
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $92,488)                        92,488(3)
                                                          ----------
                       TOTAL INVESTMENTS (102.8%)
                        (COST $1,396,638)                  1,581,364(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(2.8%)]                             (43,559)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,537,805
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Genesis Portfolio
1) Investment securities of the Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolio values all other securities by a method the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated issuer (see Note E of Notes to Financial Statements).
3) At cost, which approximates market value.
4) The cost of investments for U.S. Federal income tax purposes was $1,396,697,000. At February 29, 2000, gross unrealized appreciation of investments was $329,645,000 and gross unrealized depreciation of investments was $144,978,000, resulting in net unrealized appreciation of $184,667,000, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                                    February 29,
                                                        2000
(000'S OMITTED)                                      (UNAUDITED)
                                                    -------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $  1,487,748
          Non-controlled affiliated issuers               93,616
                                                    -------------
                                                       1,581,364
      Cash                                                     1
      Receivable for securities sold                      22,492
      Dividends and interest receivable                    1,610
      Prepaid expenses and other assets                       46
                                                    -------------
                                                       1,605,513
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
        (Note A)                                          47,518
      Payable for securities purchased                    18,981
      Payable to investment manager (Note B)                 878
      Accrued expenses and other payables                    331
                                                    -------------
                                                          67,708
                                                    -------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  1,537,805
                                                    -------------

NET ASSETS consist of:
      Paid-in capital                               $  1,353,079
      Net unrealized appreciation in value of
        investment securities                            184,726
                                                    -------------
NET ASSETS                                          $  1,537,805
                                                    -------------
*Cost of investments:
Unaffiliated issuers                                $  1,295,175
Non-controlled affiliated issuers                        101,463
                                                    -------------
      Total cost of investments                     $  1,396,638
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                                       For the
                                                      Six Months
                                                        Ended
                                                     February 29,
                                                         2000
(000'S OMITTED)                                      (UNAUDITED)
                                                     ------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers         $    6,991
      Dividend income -- non-controlled affiliated
        issuers                                              524
      Interest income                                      2,139
                                                     ------------
        Total income                                       9,654
                                                     ------------
    Expenses:
      Investment management fee (Note B)                   5,806
      Custodian fees (Note B)                                163
      Auditing fees                                           20
      Trustees' fees and expenses                             12
      Insurance expense                                       11
      Legal fees                                               6
      Accounting fees                                          5
      Miscellaneous                                           17
                                                     ------------
        Total expenses                                     6,040
                                                     ------------
        Net investment income                              3,614
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                        61,250
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers           (5,188)
    Change in net unrealized appreciation of
      investment securities                               43,805
                                                     ------------
        Net gain on investments                           99,867
                                                     ------------
        Net increase in net assets resulting from
          operations                                  $  103,481
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                           Six Months
                                             Ended          Year
                                          February 29,     Ended
                                              2000       August 31,
(000'S OMITTED)                           (UNAUDITED)       1999
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     3,614   $    18,739
    Net realized gain (loss) on
      investments                              56,062      (110,390)
    Change in net unrealized
      appreciation (depreciation) of
      investments                              43,805       413,682
                                          --------------------------
    Net increase in net assets resulting
      from operations                         103,481       322,031
                                          --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  50,683       528,302
    Reductions                               (367,463)     (911,584)
                                          --------------------------
    Net decrease in net assets resulting
      from transactions in investors'
      beneficial interests                   (316,780)     (383,282)
                                          --------------------------
NET DECREASE IN NET ASSETS                   (213,299)      (61,251)
NET ASSETS:
    Beginning of period                     1,751,104     1,812,355
                                          --------------------------
    End of period                         $ 1,537,805   $ 1,751,104
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Genesis Portfolio (the "Portfolio") is a separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Portfolio and other portfolios of Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
5) EXPENSE ALLOCATION: The Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
6) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolio makes security loans. The Portfolio will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of its investors from qualifying as a regulated investment company. The Portfolio entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolio receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolio receives a fee, payable monthly, negotiated by the Portfolio and Morgan, based on the number and duration of the lending transactions. At February 29, 2000, the value of the securities loaned and the value of the collateral were $46,586,000 and $47,518,000, respectively.
7) REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Portfolio to obtain those securities in the event of a default under the repurchase agreement. The Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, the Portfolio pays Management a fee at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also employees of Neuberger and/or Management.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $149.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 29, 2000, there were purchase and sale transactions (excluding short-term securities) of $211,484,000 and $546,464,000, respectively.
   During the six months ended February 29, 2000, brokerage commissions on securities transactions amounted to $961,000, of which Neuberger received $410,000, and other brokers received $551,000.

NOTE D -- LINE OF CREDIT:
   At February 29, 2000, the Portfolio was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which the Portfolio has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Portfolio will have access to the entire $100,000,000 at any particular time. The Portfolio had no loans outstanding pursuant to this line of credit at February 29, 2000, nor had the Portfolio utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                 BALANCE OF       GROSS        GROSS        BALANCE OF
                                                 SHARES HELD    PURCHASES      SALES       SHARES HELD        VALUE
                                                 AUGUST 31,        AND          AND        FEBRUARY 29,    FEBRUARY 29,
NAME OF ISSUER:                                     1999        ADDITIONS    REDUCTIONS        2000            2000
-----------------------------------------------------------------------------------------------------------------------
AAR Corp.                                         1,771,350            0       406,400       1,364,950     $32,418,000
Alliant Techsystems                                 663,200            0       118,000         545,200      29,509,000
Aviall Inc.**                                     1,219,500            0       432,300         787,200       6,445,000
Davox Corp.**                                     1,075,600            0       601,400         474,200      18,138,000
DONCASTERS PLC ADR**                                478,300            0       478,300               0               0
Highland Bancorp                                    331,400            0             0         331,400       5,468,000
Primex Technologies                                 800,400            0        76,700         723,700      15,198,000
SOS Staffing Services                               814,400            0        25,000         789,400       3,947,000
Scottish Annuity & Life Holdings                    857,900       33,600             0         891,500       7,076,000

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT FEBRUARY 29, 2000, THE ISSUERS OF THESE SECURITIES WERE NO LONGER
  AFFILIATED WITH THE PORTFOLIO.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Portfolio without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                               Six Months
                                                 Ended
                                              February 29,
                                                  2000                               Year Ended August 31,
                                              (UNAUDITED)        1999          1998          1997          1996          1995
                                              ----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                                  .76%(2)        .75%          .72%          .77%          .85%           --
                                              ----------------------------------------------------------------------------------
  Net Expenses                                       .76%(2)        .75%          .72%(3)       .77%(3)       .85%(3)       .94%(3)
                                              ----------------------------------------------------------------------------------
  Net Investment Income                              .45%(2)       1.02%         1.13%          .32%          .27%          .25%
                                              ----------------------------------------------------------------------------------
Portfolio Turnover Rate                               14%            33%           18%           18%           21%           37%
                                              ----------------------------------------------------------------------------------
Net Assets, End of Period (in millions)         $1,537.8       $1,751.1      $1,812.4      $1,083.7        $259.9        $142.2
                                              ----------------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

3) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                 YEAR ENDED AUGUST 31,
                         1998       1997       1996       1995
----------------------------------------------------------------
Net Expenses             .74%       .87%       .95%       .97%

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

-C- 2000 Neuberger Berman Management Inc.

OFFICERS AND TRUSTEES

Peter E. Sundman
 CHAIRMAN OF THE BOARD AND TRUSTEE
Michael M. Kassen
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

                               Statistics and projections in this report are de-rived from sources deemed to be reliable but cannot be regarded as a representation of fu-ture results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must pre-cede or accompany this report.



                      [LOGO]
                               NEUBERGER BERMAN MANAGEMENT INC.
                               605 Third Avenue 2nd Floor
                               New York, NY 10158-0180
                               SHAREHOLDER SERVICES
                               800.877.9700
                               INSTITUTIONAL SERVICES
                               800.366.6264
                               www.nbfunds.com

                               RECYCLE LOGO   A0584 04/00